Supplement dated December 19, 2025 to

Prospectus dated May 1, 1992 (as supplemented) for

UL II - Flexible Premium Multifunded Life Insurance Policies and

the Prospectus dated May 1, 1998 (as supplemented) for

SPMLI – Single Premium Multifunded Life Insurance Policies

Issued by Metropolitan Tower Life Insurance Company (“we”, “us”, or “our”)

Through its Metropolitan Tower Separate Account Two (the “Separate Account)

This Supplement incorporates the Prospectus by reference. You should read this Supplement in conjunction with your Prospectus and retain all documents for future reference. Unless otherwise indicated, the information included in your Prospectus remains unchanged. The terms we use in this Supplement have the same meaning as in your Prospectus unless a new term is defined or an existing term in your Prospectus is revised by this Supplement.

You can find the current Prospectus and other information about the Policies online at https://dfinview.com/metlife/tahd/MET000509. You can also obtain this information at no cost by calling your Designated Office at (800) 638-5000, or by sending an email request to RCG@metlife.com.

The following is added as a definition to your Prospectus:

Designated Office – Our designated office varies based on the type of service request or transaction that you are making. The most recent correspondence or annual statement sent to you will have the address and telephone number that you can use to contact us for specific transactions and requests. Your premium payment bill will have the address and telephone number that you can use to pay premiums. We will notify you if there are changes to this information.